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SUPPLEMENT NO. 1 dated December 4, 2002

TO   PROSPECTUS dated March 1, 2002

FOR  STATE STREET RESEARCH LEGACY FUND
     A SERIES OF STATE STREET RESEARCH SECURITIES TRUST

INVESTMENT MANAGEMENT

Under the caption "Investment Management" at page 8 of the prospectus, the third paragraph is revised in its entirety to read as follows:

"Mr. Kennard Woodworth, Jr., Mr. Jeffrey Lindsey, and Mr. Edward Dowd are co-portfolio managers of the fund. They have been responsible for the day-to-day management of the fund since December 2002. A senior vice president of the firm, Mr. Woodworth has managed the fund since its inception in December 1997. Mr. Woodworth joined State Street Research in 1986 and has worked as an investment professional since 1961. Mr. Lindsey became a co-portfolio manager of the fund in December 2002. A managing director, Mr. Lindsey joined the firm in 2002. During the past five years, he has also served as a managing director and senior vice president at Putnam Investments. Mr. Dowd became a co-portfolio manager of the fund in December 2002. A vice president, Mr. Dowd joined the firm in 2002. During the past five years he has also served as a vice president at Independence Investment LLC and an equity research associate at Donaldson, Lufkin and Jenrette.

Beginning January 2003 Mr. Lindsey and Mr. Dowd will be the sole portfolio managers of the fund."

[STATE STREET RESEARCH LOGO]                                        LF-6945-1102
                                                 Control Number: (exp0303)SSR-LD